UNAUDITED PRO FORMA COMBINED BALANCE SHEET AT MARCH 31, 2001

As of April 23, 2001, Qinnet.com, Inc. issued 12,275,100 shares of its common stock in exchange for 12,275,100 of the outstanding common shares of Qinnet Holdings Corp., which represented approximately 93.8% of the outstanding common shares of Qinnet Holdings Corp. Qinnet.com, Inc. and Qinnet Holdings Corp. were entities under common control due to commonality in directors and officers. Qinnet.com, Inc. has accounted for this transaction in a manner similar to a pooling of interest. The unaudited pro forma combined financial statements also includes the issuance of 853,650 of Qinnet.com, Inc.'s common stock in exchange for the remaining outstanding common shares of Qinnet Holdings Corp., described in Item 5 of this Form 8-K/A. Effective June 8, 2001, Qinnet.com Inc. is the owner of all 13,088,100 shares of the Company's common stock.

The unaudited pro forma combined balance sheet was prepared assuming that Qinnet.com, Inc. acquired Qinnet Holdings effective January 1, 2000. The unaudited pro forma combined statements of operations for the period from inception (April 26, 1999) to December 31, 1999 have not been presented due to the insignificant operating results of Qinnet.com, Inc. being nil for the year ended December 31, 1999 and Qinnet Holdings Corp. consisting solely of general and administrative expenses of $26,038.

The accompanying unaudited proforma combined balance sheet was prepared using the unaudited consolidated balance sheet of Qinnet.com, Inc. as of March 31, 2001 as contained in its Form 10-Q filed with the SEC on May 15, 2001 and the unaudited consolidated balance sheet of Qinnet Holdings Corp. as of March 31, 2001 as contained elsewhere in this Form 8-K/A.


                      Qinnet     Qinnet.com,   Pro forma      Pro forma
                 Holdings Corp.   Inc.         adjustments    combined
                 --------------  -----------   -----------    ----------
ASSETS

Current Assets
  Cash and cash
  equivalents    $ 1,506,044    $ 243,550    $         -     $  1,749,594

  Short term
    deposits       2,027,294            -              -        2,027,294

  Accounts
    receivable             -        3,597              -            3,597

  Note receivable
    from an
    individual       100,000            -              -          100,000

  Prepaid expenses
    and other
    current assets   344,960            -              -          344,960
                 -------------------------   ----------------------------
Total current
  assets           3,978,298      247,147              -        4,225,445


Property and
  equipment, net     142,322      54,962               -          197,284

Note receivable
  from shareholder    50,334           -               -           50,334

Amount due from
  affiliate          404,544           - (3)     (404,544)             -

Deposits on
  investments      1,116,157           -               -        1,116,157
                 -------------------------   ----------------------------
                 $ 5,691,655    $ 302,109    $  (404,544)    $  5,589,220
                 =========================   ============================

LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIT)

Current
  Liabilities
 Accounts
  payable and
  other accrued
  liabilities    $   205,373    $  13,449    $         -     $    218,822

 Note payable
  to bank            966,640            -              -          966,640

 Amount due to
  Affiliate                -      404,544 (3)   (404,544)               -
                 -------------------------   ----------------------------
                   1,172,013      417,993       (404,544)       1,185,462

Note payable
 to bank             966,640            -              -          966,640

Minority interest          -       56,019              -           56,019

Stockholders' Equity
  (Deficit)

 Common stock          1,309           13 (1,2)   (1,178)             144

 Additional paid
  in capital       7,458,371    1,221,605(1,2)(3,481,770)       5,198,206

 Accumulated
  Deficit         (3,913,663)  (1,393,525)(1,2)3,483,716       (1,823,472)

 Accumulated
  other
  comprehensive
  loss                 6,985            4 (1,2)     (768)           6,221
                 -------------------------   ----------------------------
Total
 stockholders'
 equity (deficit)  3,553,002     (171,903)             -        3,381,099
                 -------------------------   ----------------------------
                  $5,691,655  $   302,109      $(404,544)  $    5,589,220
                 =========================   ============================

Notes to unaudited pro forma combined balance sheet:

Note 1: To reflect the issuance of 12,275,100 shares of Qinnet.com, Inc.'s common stock in exchange for approximately 93.8% of the outstanding common stock of Qinnet Holdings Corp. The combination has been recorded at historical cost due to the common management and directors of the companies.

Note 2: To reflect the issuance of 853,650 shares of Qinnet.com, Inc.'s common stock in exchange for approximately 6.2% of the outstanding common stock of Qinnet Holdings Corp. The combination has been recorded at historical cost due to the common management and directors of the companies.

Note 3: To eliminate intercompany balances between Qinnet.com, Inc. and Qinnet Holdings Corp.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

As of April 23, 2001, Qinnet.com, Inc. issued 12,275,100 shares of its common stock in exchange for 12,275,100 of the outstanding common shares of Qinnet Holdings Corp., which represented approximately 93.8% of the outstanding common shares of Qinnet Holdings Corp. Qinnet.com, Inc. and Qinnet Holdings Corp. were entities under common control due to commonality in directors and officers. Qinnet.com, Inc. has accounted for this transaction in a manner similar to a pooling of interest. The unaudited pro forma combined financial statements also includes the issuance of 853,650 of Qinnet.com, Inc.'s common stock in exchange for the remaining outstanding common shares of Qinnet Holdings Corp., described in Item 5 of this Form 8-K/A. Effective June 8, 2001, Qinnet.com Inc. is the owner of all 13,088,100 shares of the Company's common stock.

The unaudited pro forma combined balance sheet was prepared assuming that Qinnet.com, Inc. acquired Qinnet Holdings effective January 1, 2000. The unaudited pro forma combined statements of operations for the period from inception (April 26, 1999) to December 31, 1999 have not been presented due to the insignificant operating results of Qinnet.com, Inc. being nil for the year ended December 31, 1999 and Qinnet Holdings Corp. consisting solely of general and administrative expenses of $26,038.

The accompanying unaudited proforma combined statements of operations for the year ended December 31, 2000 was prepared using the audited consolidated statement of operations of Qinnet.com, Inc. for the year ended December 31, 2000 as contained in its Form 10-K filed with the SEC on April 2, 2001 and the audited consolidated statement of operations of Qinnet Holdings Corp. for the year ended December 31, 2000 contained elsewhere in this Form 8-K/A.

The accompanying unaudited proforma combined statements of operations for the three months ended March 31, 2001 was prepared using the unaudited consolidated statement of operations of Qinnet.com, Inc. for the three months ended March 31, 001 as contained in its Form 10-Q filed with the SEC on ay 15, 2001 and the unaudited consolidated statement of operations of Qinnet Holdings Corp. for the three months ended March 31, 2001 as contained elsewhere in this Form 8-K/A.



                        Year ended December 31, 2000
                   -----------------------------------------------------------
                   Qinnet                            Pro forma      Pro forma

                   Holdings Corp.  Qinnet.com, Inc.  adjustments    combined
                 ----------------  ----------------  ------------   ---------
Sales             $     11,222     $             -             -    $  11,222
Cost of sales           11,186                   -             -       11,186

                 ----------------  ----------------  ------------   ---------
Gross profit                36                   -             -           36

Operating
 expenses

General and
 administrative
 expenses            3,344,499           1,316,255             -    4,660,754

Marketing
 expenses              301,699                   -             -      301,699
                 ----------------  ----------------  ------------   ---------
Operating loss      (3,646,162)         (1,316,255)            -   (4,962,417)

Interest income        188,484                 984             -      189,468
                 ----------------  ----------------  ------------   ---------
Loss before
minority interest   (3,457,678)         (1,315,271)            -   (4,772,949)

Minority interest
in net loss of
subsidiary                     -            14,267              -      14,267
                  ----------------  ----------------  ------------   ---------
Net loss             $(3,457,678)  $    (1,301,004)             - $(4,758,682)
                  ================  ================  ============   ==========
Basic and diluted
net loss per share   $     (0.27)  $         (1.01)             - $     (0.33)
                  ================  ================  ============   =========

Weighted average
shares outstanding    12,979,630         1,285,743(2)     149,120  14,414,493
                  ================  ================  ============   =========

                        Three months ended March 31, 2001
                   -----------------------------------------------------------
                   Qinnet                            Pro forma      Pro forma

                   Holdings Corp.  Qinnet.com, Inc.  adjustments    combined
                 ----------------  ----------------  ------------   ---------
Sales                $   143,618   $             -   $          -  $  143,618

Cost of Sales            114,623                 -              -     114,623
                 ----------------  ----------------  ------------   ---------

Gross profit              28,995                 -              -      28,995


Operating
 expenses

General and
 administrative
 expenses                461,579           107,305              -     568,884

Marketing
 expenses                 37,485                 -              -      37,485
                 ----------------  ----------------  ------------   ---------

Operating loss          (470,069)        (107,305)              -    (577,374)

Interest income           40,122                 -              -      40,122

Loss before
minority interest       (429,947)        (107,305)              -    (537,252)

Minority interest
in net loss of
subsidiary                     -            20,302               -     20,302
                  ----------------  ----------------  ------------  ---------
Net loss                (429,947)  $       (87,003)              - $ (516,950)
                  ================  ================  ============  ==========

Basic and diluted
net loss per share   $     (0.03)  $         (0.07)              -      (0.04)
                  ================  ================  ============   =========
Weighted average
shares outstanding    13,088,100         1,300,497(2)       40,650  14,429,247
                  ================  ================  ============   =========

Notes to unaudited pro forma combined condensed statements of operations:

Note 1: The combined statements of operations were prepared assuming that Qinnet.com, Inc. acquired Qinnet Holdings Corp. effective January 1, 2000.

Note 2: To reflect the issuance of 13,128,750 shares of Qinnet.com, Inc.'s common stock in exchange for all of the outstanding common stock of Qinnet Holdings Corp. The combination has been recorded at historical cost due to the common management and directors of the companies. The pro forma weighted average shares outstanding has been computed as follows:

                                December 31,        March 31,

                                  2000                2001
                             ------------------   ----------------

    Weighted average shares
     outstanding:

      Qinnet.com                      1,285,743        1,300,497

      Issued in connection with
       the acquisition               13,128,750       13,128,750
                             ------------------   ----------------

   Pro forma weighted average
    shares outstanding               14,414,493       14,429,247
                             ==================   ================